The Royce Fund

745 Fifth Avenue New York, NY 10151 (212) 508-4500 (800) 221-4268 e-mail: funds@roycenet.com website: www.royceinvest.com

December 17, 2019

VIA EDGAR

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549
Attention: Division of Investment Management

Re:	The Royce Fund (the “Trust”) File Nos. 002-80348 & 811-03599

Ladies and Gentlemen:

       Attached for filing, pursuant to Rule 497 under the Securities Act of 1933, as amended, is an exhibit containing interactive data format risk/return summary information relating to the:

•	the Trust’s prospectus, dated May 1, 2019, for the Investment Class, Service, and Institutional Class shares of Royce Special Equity Fund; and
•	the Trust’s prospectus, dated May 1, 2019, for the Consultant Class shares of Royce Special Equity Fund.

Please direct any further communications relating to this filing to the undersigned at (212) 508-4578.

Very truly yours,

/s/ John E. Denneen

John E. Denneen Secretary